Income taxes	12 Months Ended
Jan. 31, 2024
Income Tax Disclosure [Abstract]
Income taxes

NOTE 11 – Income taxes

As of January 31, our deferred tax asset is as follows:

	January 31, 2024	January 31, 2023
Deferred Tax Assets	$7,253,000	$6,712,000
Less Valuation Allowance	(7,253,000)	(6,712,000)
	$-	$-

Management has elected to provide a deferred tax asset valuation allowance equal to the potential benefit due to our history of losses. If we demonstrate the ability to generate future taxable income, management will re-evaluate the allowance. The increase of $541,000 during the year ended January 31, 2024, primarily represents the increase in net operating loss carry-forwards during the period offset against the valuation allowance. As of January 31, 2024, our estimated net operating loss carry-forward is approximately $34 million and expires beginning in 2026 through 2038, with no expiration date for our 2019 through 2023 net operating losses under the Tax Cuts and Jobs Act.

Deferred tax assets were calculated using the Company’s effective tax rate, which it estimated to be 21%. The effective rate is reduced to 0% for 2024 and 2023 due to the full valuation allowance on its net deferred tax assets.

We have identified our federal and Arizona state tax returns as “major” tax jurisdictions. The periods our income tax returns are subject to examination for these jurisdictions are the tax years ended January 31, 2019 through January 31, 2022. We believe our income tax filing positions and deductions will be sustained through the audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three-year period. Such limitation of the net operating losses may have occurred but we have not analyzed it at this time as the deferred tax asset is fully reserved. We have federal and state net operating loss carry-forwards that are available to offset future taxable income.